                                                                 Exhibit 10.18

                                SECOND AMENDMENT

                                       TO

                           LOAN AND SECURITY AGREEMENT

              This Second Amendment to Loan and Security Agreement (the "Amendment"), made as of the ___ day of March, 2000, among FLOORING AMERICA, INC., a Delaware corporation, 4 FLOORS, INC., an Ohio corporation, ADVANCE FLOOR DECORATORS, INC., a Michigan corporation, BAILEY & ROBERTS CARPETMAX OF TENNESSEE, INC., a Tennessee corporation, CARPETMAX OF UTAH, INC., a Utah corporation, FLOORING AMERICA FRANCHISING, L.P. (f/k/a Carpetmax, L.P.), a Georgia limited partnership, CARPETMAX RETAIL STORES, INC., a Delaware corporation, MANASOTA CARPET, INC., a Florida corporation, WADSWORTH & OWENS DECORATING CENTER, INC., a Florida corporation, CARPETSPLUS OF AMERICA, INC., a Georgia corporation, GCO CARPET OUTLET, INC., an Alabama corporation, KAREN'S INC., a Michigan corporation, MAXIM RETAIL GROUP, INC., a Georgia corporation, MAXIM RETAIL STORES, INC., a Georgia corporation, C & S TEXTILES, INC., an Idaho corporation, COLORADO CARPET & RUGS, INC., a Colorado corporation, TRI-R OF ORLANDO, INC., a Georgia corporation, and GCO, INC., a Nevada corporation, as borrowers ("Borrowers" and each "Borrower"), the LENDERS (as defined below), and FOOTHILL CAPITAL CORPORATION, as agent for the Lenders (the "Agent"),

                              W I T N E S S E T H:

              WHEREAS, the Borrowers, the financial institutions party thereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), and the Agent are parties to that certain Loan and Security Agreement dated as of January 28, 2000, as modified and amended by that certain First Amendment to Loan and Security Agreement dated as of February 23, 2000 (the "Loan Agreement"); and

              WHEREAS, the terms of that certain Offer to Purchase and Consent Solicitation dated as of November 1, 1999 with respect to the Senior Subordinated Notes (as defined in the Loan Agreement)(the "Consent Solicitation") have been modified and amended pursuant to that certain Amendment No. 1 (dated March 3, 2000) to Offer to Purchase and Consent Solicitation; and

              WHEREAS, the Borrower has requested that the Loan Agreement be modified and amended to contemplate such amendment to the Consent Solicitation; and

              WHEREAS, the Agent and the Lender have agreed to such amendment as set forth in this Amendment and pursuant to the terms and conditions of this Amendment;

              NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

              1.      AMENDMENT TO ARTICLE 1 OF THE LOAN AGREEMENT.

                      (a) Article 1 of the Loan Agreement, DEFINITIONS, is hereby modified and amended to add the following definition of "FIFTH SUPPLEMENTAL INDENTURE" immediately after the existing definition of "FEIN":

                      ""FIFTH SUPPLEMENTAL INDENTURE" means that certain Fifth
              Supplemental Indenture among Parent, as issuer, the guarantors party thereto, and the Indenture Trustee, relating to the Senior Subordinated Notes, dated the Settlement Date (as defined in the Offer and Solicitation)."

                      (b) Article 1 of the Loan Agreement, DEFINITIONS, is hereby modified and amended to delete the existing definitions of "INDENTURE" and "INDENTURE DOCUMENTS" in their entirety and to substitute the following therefor:

                      ""INDENTURE" means that certain Indenture dated as of
              October 16, 1997, as supplemented by that certain First Supplemental Indenture dated as of January 30, 1998, as further supplemented by that certain Second Supplemental Indenture dated as of August 9, 1998, as further supplemented by that certain Third Supplemental Indenture dated as of November 25, 1998, as further supplemented by that certain Fourth Supplemental Indenture dated as of July 31, 1999, as further supplemented by the Fifth Supplemental Indenture, among Parent, as issuer, the guarantors party thereto, and the Indenture Trustee, relating to the Senior Subordinated Notes.

                      "INDENTURE DOCUMENTS" means collectively, the Indenture
              and each document executed in connection therewith, including without limitation the Indenture Security Documents, executed in connection therewith.

                      "INDENTURE SECURITY DOCUMENTS" means, collectively, that
              certain Security Agreement, Conditional Assignment and Trademark Security Agreement, Pledge Agreement and the mortgages described on Schedule 1 of the Second Amendment, in each case dated as of the date of the Second Amendment, among the Borrower Parties and the Indenture Trustee, and any other documents executed in connection with the Indenture providing for the grant by a Borrower Party in favor of the Indenture Trustee or any holder of the Senior Subordinated Notes (in its capacity as such a holder) of a security interest in any assets of any Borrower Party."

                      (c) Article 1 of the Loan Agreement, DEFINITIONS, is hereby modified and amended to add the following definition of "INTERCREDITOR AGREEMENT" immediately after the existing definition of "INTANGIBLE ASSETS":

                      ""INTERCREDITOR AGREEMENT" means that certain
              Intercreditor Agreement dated as of the date of the Fifth Supplemental Indenture among Borrowers, the Indenture

              Trustee and Agent, in form and substance satisfactory to Agent, as the same may be modified, amended or restated from time to time."

                      (d) Article 1 of the Loan Agreement, DEFINITIONS, is hereby modified and amended to add the words "the Intercreditor Agreement" immediately after the words "Lender Group" in the definition of "LOAN DOCUMENTS".

                      (e) Article 1 of the Loan Agreement, DEFINITIONS, is hereby modified and amended to add the following definition of "Offer and Solicitation" immediately after the existing definition of "Obligations:"

                      ""OFFER AND SOLICITATION" means that certain Offer to
              Purchase and Consent Solicitation with respect to the Senior Subordinated Notes dated November 1, 1999, as modified and amended pursuant to that certain Amendment No. 1 (dated March 3, 2000) to such Offer to Purchase and Consent Solicitation."

                      (f) Article 1 of the Loan Agreement, DEFINITIONS, is hereby modified and amended to delete the existing definition of "ORIGINAL PROPOSED REDEMPTION" and to substitute the following therefor:

                      ""ORIGINAL PROPOSED REDEMPTION" means a redemption of the
              Senior Subordinated Notes in the aggregate principal amount of $25,000,000, plus accrued and unpaid interest and fees owing thereon, all as more particularly set forth in the Offer and Solicitation."

                      (g) Article 1 of the Loan Agreement, DEFINITIONS, is hereby modified and amended to delete subsection (l) of the definition of "PERMITTED LIENS" and to substitute the following therefor:

                      "(l) subject to the Intercreditor Agreement, Liens in favor of the Indenture Trustee."

                      (h) Article 1 of the Loan Agreement, DEFINITIONS, is hereby modified and amended to add the following definition of "Second Amendment" immediately after the existing definition of "REVOLVING FACILITY USAGE":

                      ""SECOND AMENDMENT" means that certain Second Amendment to
              Loan and Security Agreement dated as of March ___, 2000 among Borrowers, the Lenders, and Agent."

              2. AMENDMENT TO ARTICLE 3 OF THE LOAN AGREEMENT. Section 3.2 of the Loan Agreement, CONDITIONS PRECEDENT TO ALL ADVANCES AND ALL LETTERS OF CREDIT, is hereby modified and amended to delete the word "and" at the end of subsection (b) thereof, and to add the following additional subsection immediately following subsection (c) thereof:

              "; and

                      (d) until the date Borrowers deliver to Agent Borrowers'
              then current thirteen (13) week cash flow forecast which forecast is satisfactory to Agent in its reasonable judgment and in form satisfactory to Agent, after giving effect to any Advance or the issue of any Letter of Credit hereunder and any reserve created by Agent in its reasonable judgment for any deterioration in Borrowers' accounts payable since completion of Agent's pre-Closing Date audit of Borrowers, there shall exist Availability of not less than $2,000,000."

              3.      AMENDMENT TO ARTICLE 7 OF THE LOAN AGREEMENT.

                      (a) Section 7.8 of the Loan Agreement, PREPAYMENTS AND AMENDMENTS, is hereby modified and amended to delete the first and second provisos of Section 7.8(a) and to substitute the following therefor:

              "; PROVIDED, HOWEVER, that Parent may make the Original Proposed Redemption so long as (i) no Default or Event of Default exists or would be caused thereby; (ii) either (A) the Availability hereunder on the date of such Original Proposed Redemption after giving effect to such redemption, less any reserve created by Agent in its reasonable judgment for any deterioration in Borrowers' accounts payable since completion of Agent's pre-Closing Date audit of Borrowers, is in excess of $10,000,000, or (B) (x) the Availability hereunder on the date of such Original Proposed Redemption after giving effect to such redemption, less any reserve created by Agent in its reasonable judgment for any deterioration in Borrowers' accounts payable since completion of Agent's pre-Closing Date audit of Borrowers, is in excess of $5,000,000 and (y) Borrowers have provided to Agent Borrowers' then current thirteen (13) week cash flow forecast which forecast is acceptable to Agent in its reasonable judgment and in form and substance satisfactory to Agent, and (iii) such Original Proposed Redemption is consummated on or before March 3, 2000; PROVIDED FURTHER, HOWEVER, that Parent may make any subsequent mandatory redemptions (including without limitation any redemptions pursuant to the Initial Deferred Offer and the Second Deferred Offer (each as defined in the Fifth Supplemental Indenture) of the Senior Subordinated Notes as required by the Indenture so long as (i) no Default or Event of Default exists or would be caused thereby,
              (ii) the average Availability hereunder for the four (4) months prior to any such redemption payment (or, in the case of any payment to be made prior to the date four (4) months following the Closing Date, for the period from the Closing Date to the date of such payment) less the amount of such redemption payment, less any reserve created by Agent in its reasonable judgment for any deterioration in Borrowers' accounts payable, is in excess of $10,000,000, and (iii) the Availability hereunder on the date of such redemption after giving effect to such redemption, less any reserve created by Agent in its reasonable judgment for any deterioration in Borrowers' accounts payable, is in excess of $10,000,000. For purposes of this paragraph (a) of this Section 7.8, the date of the Original Proposed

              Redemption or of any other redemption permitted hereunder shall be the date on which Senior Subordinated Notes tendered for purchase in accordance with the terms of the Offer and Solicitation, Initial Deferred Offer, Second Deferred Offer or other offer to purchase made in connection therewith, as the case may be, shall have been accepted by the Parent for purchase;"

                  (b) Section 7.8 of the Loan Agreement, PREPAYMENTS AND AMENDMENTS, is hereby modified and amended to delete the proviso of Section 7.8(c) in its entirety.

              4. WAIVER. The Agent and the Lenders waive any Default caused by the Borrower's failure to comply with clause (y) of subsection (ii)(B) of the first proviso of Section 7.8(a) of the Loan Agreement as of the effective date of this Amendment and any Event of Default under Section 8.2 of the Loan Agreement caused thereby.

              5. NO OTHER AMENDMENT OR WAIVER. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as an amendment or waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. Except for the amendments and waiver expressly set forth above, the text of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrowers hereby ratify and confirm their obligations thereunder. This Amendment shall not constitute a modification of the Loan Agreement or a course of dealing with the Agent or the Lenders at variance with the Loan Agreement such as to require further notice by the Agent or the Lenders to require strict compliance with the terms of the Loan Agreement and the other Loan Documents in the future, except as expressly set forth herein. The Borrowers acknowledge and expressly agree that the Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Loan Agreement and the other Loan Documents. The Borrowers have no knowledge of any challenge to the Agent's or the Lenders' claims arising under the Loan Documents or the effectiveness of the Loan Documents.

              6.      CONDITIONS OF EFFECTIVENESS.

                      This Amendment shall become effective as of the date hereof when, and only when, the Agent, on behalf of the Lenders, shall have received, in form and substance satisfactory to it:

                      (a) counterparts of this Amendment executed by the Borrowers, the Agent and each of the Lenders;

                      (b) counterparts of the Intercreditor Agreement executed by Indenture Trustee and acknowledged by the Credit Parties and in form and substance satisfactory to the Agent;

                      (c) executed copies of the Fifth Supplemental Indenture and the Indenture Security Documents (each as defined in the Loan Agreement, as amended by this Amendment), each in form and substance satisfactory to the Agent;

                      (d) payment by the Borrowers of an amendment and waiver fee of $25,000, which shall be fully earned and due on the date hereof and nonrefundable when paid (it being understood that, by execution and delivery of this Amendment, the Borrowers authorize the Agent to charge the Borrowers' Loan Account for such fee and such amount shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with
Section 2.7(e) of the Loan Agreement); and

                      (e) such other information, documents, instruments or approvals as the Agent, the Lenders or the Agent's counsel may require.

              7.      REPRESENTATIONS AND WARRANTIES OF THE BORROWERS.

                      Each Borrower represents and warrants as follows:

                      (a) Such Borrower is a corporation or limited partnership, as the case may be, organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Amendment;

                      (b) The execution, delivery and performance by such Borrower of this Amendment and the Loan Documents, as amended hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) such Borrower's articles or certificate of incorporation, or (ii) law or any contractual restriction binding on or affecting such Borrower;

                      (c) Except for approvals which have been obtained, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required for the due execution, delivery and performance by such Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which such Borrower is or will be a party;

                      (d) This Amendment and each of the other Loan Documents, as amended hereby, to which such Borrower is a party, constitute legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms; and

                      (e) No Default or Event of Default is existing.

              8. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement," "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

              9. COSTS, EXPENSES AND TAXES. Each Borrower, jointly and severally, agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

              10. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to conflict of laws principles of such state.

              11. LOAN DOCUMENT. This Amendment shall be deemed to be a Loan Document for all purposes.

              12. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  [remainder of page intentionally left blank]

              IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first written above.

                                       FLOORING AMERICA, INC.,
                                       a Delaware corporation

                                       By:
                                          ______________________________
                                       Name:    Thomas Leahey
                                       Title:   Executive Vice President

                                       4 FLOORS, INC.,
                                       an Ohio corporation

                                       By:
                                          ______________________________
                                       Name:    Thomas Leahey
                                       Title:   Vice President

                                       ADVANCE FLOOR DECORATORS, INC.,
                                       a Michigan corporation

                                       By:
                                          ______________________________
                                       Name:    Thomas Leahey
                                       Title:   Vice President

                                       BAILEY & ROBERTS CARPETMAX OF
                                       TENNESSEE, INC.,
                                       a Tennessee corporation

                                       By:
                                          ______________________________
                                       Name:    Thomas Leahey
                                       Title:   Vice President

                                       CARPETMAX OF UTAH, INC.,
                                       a Utah corporation

                                       By:
                                          ______________________________
                                       Name:    Thomas Leahey
                                       Title:   Vice President

                                       FLOORING AMERICA FRANCHISING, L.P.,
                                       a Georgia limited partnership

                                       By:  Flooring America, Inc., its general
                                            partner

                                       By:
                                           ______________________________
                                       Name:   Thomas Leahey
                                       Title: Executive Vice President

                                       CARPETMAX RETAIL STORES, INC.,
                                       a Delaware corporation

                                       By:
                                          ______________________________
                                       Name:   Thomas Leahey
                                       Title:  Vice President

                                       MANASOTA CARPET, INC.,
                                       a Florida corporation

                                       By:
                                           ______________________________
                                       Name:   Thomas Leahey
                                       Title:  Vice President

                                       WADSWORTH & OWENS DECORATING
                                       CENTER, INC.,
                                       a Florida corporation

                                       By:
                                          ______________________________
                                       Name:   Thomas Leahey
                                       Title:  Vice President

                                       CARPETSPLUS OF AMERICA, INC.,
                                       a Georgia corporation

                                       By:
                                          ______________________________
                                       Name:   Thomas Leahey
                                       Title:  Vice President

                                       GCO CARPET OUTLET, INC.,
                                       an Alabama corporation

                                       By:
                                          ______________________________
                                       Name:   Thomas Leahey
                                       Title:  Vice President

                                       KAREN'S INC.,
                                       a Michigan corporation

                                       By:
                                          ______________________________
                                       Name:   Thomas Leahey
                                       Title:  Vice President

                                       MAXIM RETAIL GROUP, INC.,
                                       a Georgia corporation

                                       By:
                                          ______________________________
                                       Name:   Thomas Leahey
                                       Title:  Vice President

                                       MAXIM RETAIL STORES, INC.,
                                       a Georgia corporation

                                       By:
                                          ______________________________
                                       Name:   Thomas Leahey
                                       Title:   Vice President

                                       C&S TEXTILES, INC.,
                                       an Idaho corporation

                                       By:
                                          ______________________________
                                       Name:   Thomas Leahey
                                       Title:  Vice President

                                       COLORADO CARPET & RUGS, INC.,
                                       a Colorado corporation

                                       By:
                                          ______________________________
                                       Name:   Thomas Leahey
                                       Title:  Vice President

                                       TRI-R OF ORLANDO, INC.,
                                       a Georgia corporation

                                       By:
                                          ______________________________
                                       Name:   Thomas Leahey
                                       Title:  Vice President

                                       GCO, INC.,
                                       a Nevada corporation

                                       By:
                                          ______________________________
                                       Name:   Thomas Leahey
                                       Title:  Vice President

                                       FOOTHILL CAPITAL CORPORATION,
                                       a California corporation with an office
                                       in Atlanta, Georgia, as
                                       Agent and as a Lender

                                       By:
                                          ______________________________
                                       Name:   Todd Colpitts
                                       Title:  Vice President

                                    Schedule 1

                                     Mortgages

1. Deed of Trust, Security Agreement and Fixture Filing (Texas) to be recorded in the real estate records of Harris County, Texas and granting a Lien on the applicable real property described on Schedule R-1 of the Loan Agreement;

2. Deed of Trust, Security Agreement and Fixture Filing (Tennessee) to be recorded in the real estate records of Knox County, Tennessee and granting a Lien on the applicable real property described on Schedule R-1 of the Loan Agreement;

3. Deed to Secure Debt to be recorded in the real estate records of Cobb County, Georgia and granting a Lien on the applicable real property described on Schedule R-1 of the Loan Agreement;

4. Mortgage, Security Agreement and Fixture Filing (Indiana) to be recorded in the real estate records of Grant County, Indiana and granting a Lien on the applicable real property described on Schedule R-1 of the Loan Agreement;

5. Mortgage, Security Agreement and Fixture Filing (Indiana) to be recorded in the real estate records of Hamilton County, Indiana and granting a Lien on the applicable real property described on Schedule R-1 of the Loan Agreement;

6. Mortgage, Security Agreement and Fixture Filing (Indiana) to be recorded in the real estate records of Delaware County, Indiana and granting a Lien on the applicable real property described on Schedule R-1 of the Loan Agreement;

7. Mortgage, Security Agreement and Fixture Filing (Indiana) to be recorded in the real estate records of Marion County, Indiana and granting a Lien on the applicable real property described on Schedule R-1 of the Loan Agreement;

8. Deed of Trust, Security Agreement and Fixture Filing (Arizona) to be recorded in the real estate records of Maricopa County, Arizona and granting a Lien on the applicable real property described on Schedule R-1 of the Loan Agreement;

9. Mortgage, Security Agreement and Fixture Filing (Florida) to be recorded in the real estate records of Hillsborough County, Florida and granting a Lien on the applicable real property described on Schedule R-1 of the Loan Agreement;

10. Mortgage, Security Agreement and Fixture Filing (Florida) to be recorded in the real estate records of Volusia County, Florida and granting a Lien on the applicable real property described on Schedule R-1 of the Loan Agreement.